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                                                                 EXHIBIT 3.5.2**
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

Microfilm Number           THIS IS A TRUE COPY OF         Filed with the Department of State on MAR 30 2001
                -------    THE ORIGINAL SIGNED                                                ------------
                           DOCUMENT FILED WITH
                           THE DEPARTMENT OF STATE

Entity Number  358__                                     /s/
             ----------                                   ------------------------------------------------
                                                                    Secretary of the Commonwealth


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                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15-1926 (Rev 90)


   In compliance with the requirements of 15 Pa.C.S. s 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

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
1. The name of the corporation surviving the merger is:  Better Materials Corporation
   ---------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------
2. (Check and complete one of the following):
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   [X] The surviving corporation is a domestic business corporation and the (a)
       address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is
       (the Department is hereby authorized to correct the following information to conform to the records of the Department):
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

           Swamp Road           Penn's Park    Pennsylvania    18934       Bucks
       (a) ------------------------------------------------------------------------
           Number and Street       City            State        Zip        County

       (b)  c/o:
               ---------------------------------------------------------------------
               Name of Commercial Registered Office Provider               County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

   [ ] The surviving corporation is a qualified foreign business corporation incorporated under the laws of _____________ and the
       (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):


       (a) -------------------------------------------------------------------------
           Number and Street       City            State        Zip        County

       (b) c/o:
              ----------------------------------------------------------------------
              Name of Commercial Registered Office Provider                County

   For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

   [ ] The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of _________ and the address of its principal office under the laws of such domiciliary jurisdiction is:


       -----------------------------------------------------------------------------
       Number and Street           City            State        Zip


3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

   Name of Corporation         Address of Registered Office or Name
                               of Commercial Registered Office Provider    County

   Commercial Stone Co., Inc.  2200 Springfield Pike, Connellsville, PA 15425
   ------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------
   ------------------------------------------------------------------------------------
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
   DSCB:15-1926 (Rev 90)-2
4. (Check, and if appropriate complete, one of the following):

   [ ] The plan of merger shall be effective upon filing these Articles of Merger in the
       Department of State.

   [X] The plan of merger shall be effective on:     April 1, 2001     at    12:01 A.M.
                                                ----------------------    ----------------
                                                         Date                   Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

        Name of Corporation                       Manner of Adoption

   Better Materials Corporation      Adoption by the directors and shareholders pursuant to Pa.C.S.s 1924(a)
------------------------------------------------------------------------------------------------------------
   Commercial Stone Co., Inc.        Adoption by the directors and shareholders pursuant to Pa.C.S.s 1924(a)
------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------


6. xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
   xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
   xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

7. (Check, and if appropriate complete, one of the following):

   [ ] The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

   [X] Pursuant to 15 Pa.C.S. s 1901 (relating to omission of certain provisions from filed plans)
       the provisions, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

       Swamp Road                     Penns Park       Pennsylvania      18943       Bucks
       ----------------------------------------------------------------------------------------------
       Number and Street                City              State           Zip        County

       IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused
these Articles of Merger to be signed by a duly authorized officer thereof this   30th   day of
                                                                               ----------
   March   , 2001.
----------   ----

                                                        Better Materials Corporation
                                                        ---------------------------------------------
                                                                   (Name of Corporation)

                                                        By:        /s/ John A. Ulizio
                                                           ------------------------------------------
                                                                    John A. Ulizio (Signature)

                                                        Title:     Vice President
                                                              ---------------------------------------

                                                              Commercial Stone Co., Inc.
                                                              ---------------------------------------
                                                                     (Name of Corporation)

                                                        By:        /s/  John A. Ulizio
                                                           ------------------------------------------
                                                                   John A. Ulizio (Signature)


                                                        Title:     Vice President
                                                              ---------------------------------------

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